                                                               EXHIBIT (10) (kk)
                               SECOND AMENDMENT TO
                        THE REYNOLDS AND REYNOLDS COMPANY
                                 RETIREMENT PLAN
                           OCTOBER 1, 1994 RESTATEMENT


         The Reynolds and Reynolds Company hereby amends The Reynolds and Reynolds Company Retirement Plan (October 1, 1994 Restatement) (the "Plan"), as follows:

         1. Section 1 of Schedule I -- Participating Employers is amended effective October 1, 1997, by adding the following after the last stated employer:

                  Employer              Effective Date of           Special Provisions
                  --------              -----------------           ------------------
                                        Participation
                                        -------------

                  Formcraft, Inc.       October 1, 1997             Plan adopted only for Employees.

                  Dataforms, Inc.       October 1, 1997             Plan adopted only for Employees.

         2. Schedule II -- Provisions Regarding Predecessor Employment is amended effective October 1, 1997, by adding the following after the last stated employer:

                  Predecessor           Effective Date of           Provisions Regarding
                  -----------           -----------------           --------------------
                  Employer              Participation               Predecessor Employment in
                  --------              -------------               -------------------------
                                                                    Service and Credited Service
                                                                    ----------------------------

                  Formcraft, Inc.       October 1, 1997             In determining Service (Section
                                                                    3.2), Credited Service (Section 3.3),
                                                                    and eligibility to participate in the
                                                                    Plan (Section 2.1) for employees of
                                                                    Formcraft, Inc. employed before January
                                                                    4, 1994, periods of employment with
                                                                    Formcraft, Inc. shall be considered for
                                                                    purposes of determining Continuous
                                                                    Employment under the Plan beginning as
                                                                    of January 4, 1994. Periods of
                                                                    employment prior to January 4, 1994,
                                                                    with Formcraft, Inc. shall not be
                                                                    considered period of

                                                                    Continuous Employment under the Plan
                                                                    except that such Periods of Employment
                                                                    prior to January 4, 1994 shall be
                                                                    considered Continuous Employment only
                                                                    for purposes of Service for purposes of
                                                                    eligibility for an Early Retirement
                                                                    Pension (Section 4.2) and for purposes
                                                                    of Service for purposes of determining
                                                                    the Accrued Retirement Pension of a
                                                                    Participant who retires on Early
                                                                    Retirement under Section 4.2 after
                                                                    completing thirty-five (35) or more
                                                                    years of Service (Section 1.23(e)).


                 Dataforms, Inc.        October 1, 1997             In determining Service (Section 3.2), Credited
                                                                    Service (Section 3.3), and eligibility
                                                                    to participate in the Plan (Section 2.1)
                                                                    for employees of Dataforms, Inc.
                                                                    employed before May 10, 1995, periods of
                                                                    employment with the Company shall be
                                                                    considered for purposes of determining
                                                                    Continuous Employment under the Plan
                                                                    beginning as of May 10, 1995. Periods
                                                                    ofemployment prior to May 10, 1995, with
                                                                    Dataforms, Inc. shall not be considered
                                                                    prior of Continuous Employment under the
                                                                    Plan except that period of employment
                                                                    prior to May 10, 1995, with Dataforms,
                                                                    Inc. shall be considered Continuous
                                                                    Employment only for purposes of Service
                                                                    for purposes of eligibility for an Early
                                                                    Retirement Pension (Section 4.2) and for
                                                                    purposes of

                                                                    Service for purposes of determining the
                                                                    Accrued Retirement Pension of a
                                                                    Participant who retires on Early
                                                                    Retirement under Section 4.2 after
                                                                    completing thirty-five (35) or more
                                                                    years of Service (Section 1.23(e)).


                 Jordan Graphics, Inc.  October 1, 1997             In determining Service (Section 3.2),
                                                                    Credited Service (Section 3.3), and
                                                                    eligibility to participate in the Plan
                                                                    (Section 2.1) for former employees of
                                                                    Jordan Graphics, Inc., periods of
                                                                    employment with the Company shall be
                                                                    considered for purposes of determining
                                                                    Continuous Employment under the Plan
                                                                    beginning as of January 23, 1996, and
                                                                    periods of employment before January 23,
                                                                    1996, with Jordan Graphics, Inc. shall
                                                                    not be considered period of Continuous
                                                                    Employment under the Plan. Except
                                                                    periods of employment prior to January
                                                                    23, 1996, with Jordan Graphics, Inc.
                                                                    shall be considered Continuous
                                                                    Employment only for purposes of Service
                                                                    for purposes of eligibility for an Early
                                                                    Retirement Pension (Section 4.2) and for
                                                                    purposes of Service for determining the
                                                                    Accrued Retirement Pension of a
                                                                    Participant who retires on Early
                                                                    Retirement under Section 4.2 after
                                                                    completing thirty-five (35) or more
                                                                    years of Service (Section 1.23(e)).


3. Effective as of September 30, 1997, a new Article XXI shall be added to the Plan at the end thereof to provide the following:

         Section 21.1 - Definitions
         --------------------------

                  For purposes of this Article XXI, the following definitions shall apply:

                           (a)      The "Transfer Date" shall mean September 30,
                                    1997.

                           (b) The "Transferee Employees" shall mean those persons who are "Transfer Employees" as defined in Article XXI of the Transferor Plan.

                           (c) The "Transferor Plan" shall mean The Reynolds and Reynolds Company Union Retirement Plan.

         Section 21.2 - Crediting of Compensation, Continuous Employment,
         ----------------------------------------------------------------
         Service, and Credited Service
         -----------------------------

                           (a) For purposes of crediting Compensation,
                  Continuous Employment, Service, and Credited Service, the Transfer Employees shall be subdivided into Group I and Group II, where Group I shall consist of all Transfer Employees who are Employees on the day immediately following the Transfer Date and all Transfer Employees who terminated employment covered under the Transferor Plan under conditions entitling them to a "Normal Retirement Pension" or an "Early Retirement Pension" under Section 4.1 or Section 4.2, as applicable, of the Transferor Plan, and where Group II shall consist of all other Transfer Employees; provided, however, that Group II Transfer Employees who, after the Transfer Date, are reemployed by an Employer as an Eligible Employee shall, as of such reemployment date, be excluded from Group II and included in Group I.

                           (b) As of the day immediately following the Transfer
                  Date (or as of the date of reemployment under the Plan in the case of a reemployed Group II transfer Employee), each Transfer Employee in Group I shall be credited under the Plan with:

                                    (i) Continuous Employment under the Plan
                           pursuant to the provisions of the Plan; provided, however, that the Continuous Employment credited shall in no event be less than the "Continuous Employment" that would be credited to the Transfer Employee under the provisions of the Transferor Plan as in effect on the Transfer Date; and

                                    (ii) Service under the Plan pursuant to the
                           provisions of the Plan; provided, however, that the Service credited shall in no event be less that the "Service" that would be credited to the Transfer Employee under the provisions of the Transferor Plan as in effect on the Transfer Date; and

                                    (iii) Credited Service under the Plan
                           pursuant to the provisions of the Plan; provided, however, that (a) the Credited Service credited shall in no event be less that the "Credited Service" credited to the Transfer Employee under the provisions of the Transferor Plan as of the close of business on September 30, 1997; and

                                    (iv) Compensation under the Plan pursuant to
                           the provisions of the Plan.

                                    Notwithstanding the foregoing provisions of
                           this Section or any other provision of the Plan, however, in no event shall any Transfer Employee receive dual credit under the Plan for Compensation, Continuous Employment, Service, or Credited Service with respect to any period.

         Section 21.3 - Transfer of Assets and Liabilities
         -------------------------------------------------

         Effective as of the Transfer Date, all liabilities of the Transferor Plan with respect to the Transfer Employees shall be transferred to the Plan from the Transferor Plan. On or as soon as practicable after the Transfer Date, assets of the Transferor Plan with respect to the Transfer Employees' liabilities so transferred to the Plan, in an amount that, based on the certification of the Actuary, meets the requirements of Section 414(l) of the Code and regulations and rulings thereunder, together with interest thereon at the rate recommended by the Actuary from the Transfer Date to the date of the assets transfer, shall, upon the direction of the Company to the Trustee, be transferred to the Trust Fund from the trust fund maintained under the Transferor Plan. Notwithstanding any provision of the Plan to the contrary, in no event shall the accrued benefit under the Plan on or after the Transfer Date of any Transfer Employee be less that his accrued benefit under the Transferor Plan as of the Transfer Date. Any applications, elections, and waivers under the Transferor Plan that are applicable to a Transfer Employee's benefit transferred from the Transferor Plan to the Plan shall continue to be applicable to such benefit hereunder.

Section 21.4 - Continuation of Portion of Transferor Plan
---------------------------------------------------------

         The Plan shall be deemed to be a continuation of that portion of the Transferor Plan transferred to the Plan as provided in Section 21.3 with respect to the Transfer Employees.

Section 21.5 - Overriding Provisions
------------------------------------

         The provisions of this Article XXI shall apply notwithstanding any other provisions of the Plan, except Section 15.2, and shall override any conflicting Plan provisions.

4. Effective September 30, 1997, subsection (a) of Section 1.16 is replaced with the following:

                  Except as otherwise provided herein, any person employed by an Employer who is not classified as an Ineligible Employee and is a common law employee, a regular salaried employee or a salesman of an Employer, on or after the Effective Date. With respect to periods after December 31, 1990, any person classified as a regular hourly-rated employee of an Employer, who is receiving remuneration for personal services rendered to the Employer (or who would be receiving such remuneration except for an Approved Absences or Military Service.) With respect to periods after September 30, 1997, any person who is covered by a collective bargaining agreement which provides for such person's inclusion in the Plan.

5. Effective September 30, 1997, subsection (b) of Section 1.16 is replaced with the following:

                  Any person who had been an Eligible Employee and either has been transferred to an employment status other than that of an Employee or has been transferred to a Related Company which has not adopted the Plan, for so long as he remains so employed. The term "Ineligible Employee" shall also include any "leased employee", as defined in Section 414(n)(2) of the Code, with respect to an Employer or a Related Company (other than a leased employee excludable pursuant to Section 414(n)(5) of the Code). Provided, however, that any person who performs services for an Employer or Related Company solely as an independent contractor shall not be considered to be employed by such Employer. The term "Ineligible Employee" also includes (1) independent contractors reclassified by the Internal Revenue Service as common law employees, and (2) common law employees who serve in the Project Contingency Work Force Division. The Project Contingency Work Force Division contracts with certain workers to provide services on projects of a temporary nature. The Project Contingency Work Form Division is fully described in The Reynolds and Reynolds Company Employee Handbook.

6. Effective September 30, 1997, Section 3.1 is amended to add Section 3.1(a)(2)(iii) which shall read as follows:

                           Participants who meet the disability requirements
                  under The Reynolds and Reynolds Company Union Retirement Plan as of September 30, 1997, shall continue to accrue Hours of Service up to the maximum of 501 hours per continuous period in accordance with The Reynolds and Reynolds Company Union Retirement Plan. However, such Participants shall cease accruing Hours of Service as of the first day on which such Participant no longer meets such disability requirements.

7. Effective September 30, 1997, Section 5.1 is amended to provide the following:

                           Provided, however, with respect to periods after
                  September 30, 1997, any person participating pursuant to the terms of a collective bargaining agreement shall be eligible for a Normal Retirement Pension in accordance with the terms of such collective bargaining agreement.

8.       Effective for distribution made on or after September 15, 1997, Section
         6.4 is amended by removing the first sentence of the second paragraph and replacing the first sentence of the second paragraph with the following:

                           If any benefit payable pursuant to this Article
                  shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $3,500 (or greater than $3,500 at the time of any prior distribution) but not in excess of $10,000, the Participant may elect, subject to the provisions of Section 7.2 and 7.4 hereof, to receive a lump sum cash settlement of such benefit.

9. Effective with respect to any distribution made on or after September 15, 1997, Section 8.10 is amended by removing the second paragraph and replacing the second paragraph with the following:

                           If any benefit payable pursuant to this Article
                  shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $3,500 (or greater than $3,500 at the time of any prior distribution) but not in excess of $10,000, the Eligible Spouse or other beneficiary, as the case may be may elect to receive a lump sum cash settlement of the Actuarial Equivalent lump sum value of such benefit, which shall be paid as soon as practicable after the Plan Administrator receives written notice of such election.

10. Effective October 1, 1997, Article I is amended to add Section 1.35 which shall read as follows:

                  Section 1.35 - HR-Group
                  -----------------------

                           A special grouping of individuals within the
                  Company's Human Resources Information System (HRIS) that consists of employees acquired through an acquisition and employees hired within the group following the acquisition.

         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officers on this 11 day of August, 1997.

                                     THE REYNOLDS AND REYNOLDS COMPANY

                                     By
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                                     Title
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